UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 28, 2014

Annaly Capital Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         On January 28, 2014, John A. Lambiase, a non-independent member of the Board of Directors (the “Board”) of Annaly Capital Management, Inc. (the “Company”), notified the Company that he will not stand for re-election at the Company’s 2014 Annual Meeting of Shareholders.  His departure will be effective on the day of the Company’s 2014 Annual Meeting of Shareholders (the "Annual Meeting").

Item 8.01.   Other Events.

On January 30, 2014, the Company issued a press release regarding Mr. Lambiase’s decision not to seek re-election to the Board at the Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release, dated January 30, 2014, issued by Annaly Capital Management, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

		By:	/s/ Glenn A. Votek
			Name:	Glenn A. Votek
			Title:	Chief Financial Officer

Dated:	January 30, 2014